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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of TEAM America Corporation (the "Corporation") whose signature appears below hereby appoints Michael R. Goodrich or Robert J. Tannous, or either of them, as his or her attorney-in-fact to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1998, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 1, 1999.


                        SIGNATURE                                                      TITLE


                 /s/ Kevin T. Costello
                 ---------------------------                          President, Chief Executive Officer, & Director
                     Kevin T. Costello                                (Principal Executive Officer)


                /s/ Michael R. Goodrich
                ----------------------------                          Chief Financial Officer
                    Michael R. Goodrich                               (Principal Financial and Accounting Officer)


                /s/ William W. Johnston                               Chairman of the Board
                ----------------------------
                    William W. Johnston



                /s/ Byron G. McCurdy                                  Executive Vice President and Director
                ----------------------------
                    Byron G. McCurdy


                /s/ S. Cash Nickerson                                 Executive Vice President and Director
                ----------------------------
                    S. Cash Nickerson


                /s/ Charles E. Dugan                                  Director
                ----------------------------
                    Charles E. Dugan II


                /s/ Crystal Faulkner                                  Director
                ----------------------------
                    Crystal Faulkner


                /s/ M.R. Swartz
                ----------------------------
                    M.R. Swartz                                       Director